Exhibit 99.3

JJANGA LLC

HJH LLC

Ramen Aku LLC

Unaudited Combined Financial Statements

As of and for the three months ended March 31, 2024 and 2023

HJH LLC, Kanji LLC, and Ramen Aku LLC

Unaudited Combined Balance Sheets

	(Unaudited)
March 31,	2024	2023

ASSETS

Current Assets:
Cash	$9,000	$554,105
Accounts receivable	68,852	36,110
Inventories	12,785	25,881
Total current assets	90,637	616,096

Non-Current Assets:
Property and equipment, net	1,098,070	1,153,933
Other assets	21,571	20,974
Operating lease right-of-use asset, net	1,409,288	1,055,402
Total non-current assets	2,528,929	2,230,309

Total assets	$2,619,566	$2,846,405

LIABILITIES AND MEMBER’S EQUITY

Current Liabilities:
Accounts payable and accrued expenses	$262,735	$188,198
Bank overdrafts	103,214	-
Current portion of operating lease liabilities	201,562	248,759
Current portion of loan payable, EIDL	33,171	34,384

Total current liabilities	600,682	471,341
Operating lease liabilities, less current portion	1,236,477	829,555
Loan payable, EIDL, less current portion	2,692,626	2,745,130
Total liabilities	4,529,785	4,046,026

Commitments and contingencies

Member’s equity	3,452,868	1,118,990
Retained earnings	(5,363,087)	(2,318,611)

Total liabilities and member’s equity	$2,619,566	$2,846,405

See Notes to the Unaudited Combined Financial Statements.

1

HJH LLC, Kanji LLC, and Ramen Aku LLC

Unaudited Combined Statements of Operations

	(Unaudited)
Three Months Ended March 31,	2024	2023

Revenue:
Food and beverage	$1,353,542	$1,422,136
Total revenue	1,353,542	1,422,136

Restaurant operating expenses:
Food, beverages and supplies	386,795	375,681
Labor	727,705	585,342
Rent and utilities	129,150	103,923
Delivery and service fees	22,743	24,073
Depreciation	49,090	47,715
Total restaurant operating expenses	1,315,483	1,136,734

Net restaurant operating income	38,059	285,402

Operating expenses:
General and administrative	68,570	89,312
Advertising and marketing	20,563	409
Total operating expenses	89,133	89,721

Income (loss) from operations	(51,074)	195,681

Other expense:
Interest	(30,894)	(18,648)
Total other income	(30,894)	(18,648)

Income (loss) before income taxes	(81,968)	177,033

Income tax provision	-	-

Net income (loss)	$(81,968)	$177,033

See Notes to the Unaudited Combined Financial Statements.

2

HJH LLC, Kanji LLC, and Ramen Aku LLC

Unaudited Combined Statements of Member’s Equity

	Member Contribution	Retained earnings/ (distributions)	Total Member’s Deficit

Balance at December 31, 2022 (audited)	$-	$-	$-

Contributions	398,945	-	398,945
Distributions	-	(415,409)	(415,409)
Net income	-	177,033	177,033

Balance at March 31, 2023 (unaudited)	$398,945	$(238,376)	$160,569

	Member Contribution	Retained earnings/ (distributions)	Total Member’s Deficit

Balance at December 31, 2023 (audited)	$3,045,691	$(4,925,458)	$(1,879,767)

Contributions	407,177	-	407,177
Distributions	-	(355,661)	(355,661)
Net income	-	(81,968)	(81,968)

Balance at March 31, 2024 (unaudited)	$3,452,868	$(5,363,087)	$(1,910,219)

See Notes to the Unaudited Combined Financial Statements.

3

HJH LLC, Kanji LLC, and Ramen Aku LLC

Unaudited Combined Statements of Cash Flows

		(unaudited)
	For three months ended March 31
	2024	2023

Cash flows from operating activities:
Net income (loss)	$(81,968)	$177,033
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	49,360	47,715
Changes in assets and liabilities:
Accounts receivable	11,897	39,957
Inventory	10,639	(3,192)
Accounts payable and accrued expenses	(73,090)	(87,831)
Net cash provided by operating activities	(83,162)	173,682

Cash flows from investing activities:
Purchases of property and equipment	(1,930)	(4,756)
Net cash used in investing activities	(1,930)	(4,756)

Cash flows from financing activities:
Bank overdrafts	17,315	-
Member’s contribution	407,177	398,945
Member’s distribution	(355,661)	(415,409)
Proceeds from EIDL loan	-	-
Repayment of EIDL loan	-	(20,486)
Net cash used in financing activities	68,831	(36,950)

Net (decrease) increase in cash	(16,261)	131,976

Cash – beginning of period	45,632	441,903

Cash – end of period	$29,371	$573,879

Supplemental disclosures of cash flow information
Cash paid during the periods for:
Interest
Income taxes	$-	$-

See Notes to the Unaudited Combined Financial Statements.

4

HJH LLC, Kanji LLC, and Ramen Aku LLC

Notes to Unaudited Combined Financial Statements

1.	NATURE OF OPERATIONS

Jjanga LLC, HJH LLC, and Ramen Aku LLC (collectively, the “Company”) was incorporated in the State of Nevada on April 9, 2012, May 9, 2019 and July 20, 2022, respectively. Yoshiharu did not have significant transactions since formation. Yoshiharu has the following wholly owned subsidiaries:

Name	Date of Formation	Description of Business
Jjanga LLC (“Jjanga”)	April 9, 2013	Sushi and Steak store located in Las Vegas, Nevada.
HJH LLC (“HJH”)	May 9, 2019	All-You-Can-Eat Sushi store located in Las Vegas, Nevada.
Ramen Aku LLC (“Aku”)	July 20, 2022	Ramen store located in Las Vegas, Nevada.

The Company operates three distinctive dining establishments in Las Vegas, NV: Jjanga, dba Jjanga Steak & Sushi, in Southwest Vegas, is known for its sushi and hibachi dishes, perfect for events and group dining. HJH, dba Jjanga Sushi & Oyster Bar, located near the Strip, offers all-you-can-eat sushi and innovative sushi creations, and Ramen Aku, located on N Decatur Blvd., specializes in authentic Japanese ramen with rich broths and handmade noodles. Together, these restaurants provide a diverse range of Japanese culinary experiences to locals and visitors alike.

The Company is owned, operated, and managed by one Member.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Reporting

The combined financial statements include legal entities listed above as of and for the years ended March 31, 2024 and 2023.

Basis of Presentation and Combining Financial Statements

The accompanying combined financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”) as promulgated in the United States of America. The Combined financial statements include Jjanga LLC, HJH LLC, and Ramen Aku LLC. All intercompany accounts, transactions, and profits have been eliminated upon combining. There were no intercompany accounts or transactions amongst Jjanga, HJH, and Aku as of and for the three months ended March 31, 2024 and 2023.

Use of Estimates and Assumptions

The preparation of Combined financial statements in conformity with the GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Marketing

Marketing costs are charged to expense as incurred. Marketing costs were $20,563 and $409 for the three months ended March 31, 2024, and 2023, respectively, and are included in operating expenses in the accompanying Combined statements of income.

5

HJH LLC, Kanji LLC, and Ramen Aku LLC

Notes to Unaudited Combined Financial Statements

Delivery Fees Charged by Delivery Service Providers

The Company’s customers may order online through third party service providers such as Uber Eats, Door Dash, and others. These third-party service providers charge delivery and order fees to the Company. Such fees are expensed when incurred. Delivery fees are included in delivery and service fees in the accompanying combined statements of operations.

Revenue Recognition

The Company recognizes revenue in accordance with Accounting Standards Codification (“ASC”) 606, Revenue from Contracts with Customers. The Company’s net revenue primarily consists of revenues from food and beverage sales. Revenues from the sale of food items by Company-owned restaurants are recognized as Company sales when a customer purchases the food, which is when our obligation to perform is satisfied. The timing and amount of revenue recognized related to Company sales was not impacted by the adoption of Topic 606.

Inventories

Inventories, which are stated at the lower of cost or net realizable value, consist primarily of perishable food items and supplies. Cost is determined using the first-in, first out method.

Segment Reporting

Accounting Standards Codification (“ASC”) 280, “Segment Reporting,” requires public companies to report financial and descriptive information about their reportable operating segments. The Company identifies its operating segments based on how executive decision makers internally evaluates separate financial information, business activities and management responsibility. Accordingly, the Company has one reportable segment, consisting of operating its stores.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation and amortization. Major improvements are capitalized, and minor replacements, maintenance and repairs are charged to expense as incurred. Depreciation and amortization are calculated on the straight-line basis over the estimated useful lives of the assets. Leasehold improvements are amortized over the shorter of the estimated useful life or the lease term of the related asset. The estimated useful lives are as follows:

Furniture and equipment	5 to 7 years
Leasehold improvements	Shorter of estimated useful life or term of lease
Vehicle	5 years

Income Taxes

The Company is a limited liability company registered under the state of Nevada and files a partnership tax return with the federal jurisdictions. The Company is not subject to state tax under the state of Nevada. Therefore, each member of the Company is taxed on its own share of the Company’s taxable income.

Impairment of Long-Lived Assets

When circumstances, such as adverse market conditions, indicate that the carrying value of a long-lived asset may be impaired, the Company performs an analysis to review the recoverability of the asset’s carrying value, which includes estimating the undiscounted cash flows (excluding interest charges) from the expected future operations of the asset. These estimates consider factors such as expected future operating income, operating trends and prospects, as well as the effects of demand, competition and other factors. If the analysis indicates that the carrying value is not recoverable from future cash flows, an impairment loss is recognized to the extent that the carrying value exceeds the estimated fair value. Any impairment losses are recorded as operating expenses, which reduce net income. The Company did not have any impairment of long-lived assets as of March 31, 2024 and 2023.

6

HJH LLC, Kanji LLC, and Ramen Aku LLC

Notes to Unaudited Combined Financial Statements

Concentrations of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk are accounts receivable and other receivables arising from its normal business activities. The Company has a diversified customer base. The Company controls credit risk related to accounts receivable through credit approvals, credit limits and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for un-collectible accounts and, as a consequence, believes that its accounts receivable related credit risk exposure beyond such allowance is limited.

Fair Value of Financial Instruments

The Company utilizes ASC 820-10, Fair Value Measurement and Disclosure, for valuing financial assets and liabilities measured on a recurring basis. Fair value is defined as the exit price, or the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants as of the measurement date. The guidance also establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs market participants would use in valuing the asset or liability and are developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company’s assumptions about the factors market participants would use in valuing the asset or liability. The guidance establishes three levels of inputs that may be used to measure fair value:

Level 1. Observable inputs such as quoted prices in active markets;

Level 2. Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and

Level 3. Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

The Company’s financial instruments consisted of cash, operating lease right-of-use assets, net, accounts payable and accrued expenses, notes payables, and operating lease liabilities. The estimated fair value of cash, operating lease right-of-use assets, net, and notes payables approximate its carrying amount due to the short maturity of these instruments.

Leases

In accordance with ASC 842, Leases, the Company determines whether an arrangement contains a lease at inception. A lease is a contract that provides the right to control an identified asset for a period of time in exchange for consideration. For identified leases, the Company determines whether it should be classified as an operating or finance lease. Operating leases are recorded in the balance sheet as: right-of-use asset (“ROU asset”) and operating lease liability. ROU asset represents the Company’s right to use an underlying asset for the lease term and lease liability represents the Company’s obligation to make lease payments arising from the lease. ROU assets and operating lease liabilities are recognized at the commencement date of the lease and measured based on the present value of lease payments over the lease term. The ROU asset also includes deferred rent liabilities. The Company’s lease arrangement generally do not provide an implicit interest rate. As a result, in such situations the Company uses its incremental borrowing rate based on the information available at commencement date in determining the present value of lease payments. The Company includes options to extend or terminate the lease when it is reasonably certain that it will exercise that option in the measurement of its ROU asset and liability. Lease expense for the operating lease is recognized on a straight-line basis over the lease term. The Company has a lease agreement with lease and non-lease components, which are accounted for as a single lease component.

7

HJH LLC, Kanji LLC, and Ramen Aku LLC

Notes to Unaudited Combined Financial Statements

Recent Accounting Pronouncements

In June 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2016-13, “Financial Instruments—Credit Losses,” which will require the measurement of all expected credit losses for financial assets held at the reporting date based on historical experience, current conditions, and reasonable and supportable forecasts. Subsequently, the FASB issued ASU No. 2018-19, Codification Improvements to Topic 326, to clarify that receivables arising from operating leases are within the scope of lease accounting standards. Further, the FASB issued ASU No. 2019-04, ASU 2019-05, ASU 2019-10, ASU 2019-11, and ASU 2020-02 to provide additional guidance on the credit losses standard. For the Company as an emerging growth company, the amendments for ASU 2016-13 are effective for fiscal years beginning after December 15, 2022, including interim periods within those fiscal years. Adoption of the ASUs is on a modified retrospective basis. The Company has adopted this ASU since April 1, 2023. The Company considers the impact on its combined financial statements and related disclosures to be immaterial.

In December 2023, the FASB issued ASU 2023-09, “Income Taxes (Topic 740): Improvements to Income Tax Disclosures,” which modifies the rules on income tax disclosures to require disaggregated information about a reporting entity’s effective tax rate reconciliation as well as information on income taxes paid. The standard is intended to benefit investors by providing more detailed income tax disclosures that would be useful in making capital allocation decisions. The guidance is effective for annual periods beginning after December 15, 2024, with early adoption permitted. ASU 2023-09 should be applied on a prospective basis, but retrospective application is permitted. The adopting this new guidance on its combined financial statements and related disclosures will have no impact on the Company.

In November 2023, the FASB issued ASU 2023-07, “Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures,” which is intended to improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses. The purpose of the amendment is to enable investors to better understand an entity’s overall performance and assess potential future cash flows. The guidance is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024, with early adoption permitted. The guidance is to be applied retrospectively to all prior periods presented in the financial statements. Based on management’s assessment, the Company has determined that it has only one operating segment as defined by ASC 280.

Except for the above-mentioned pronouncements, there are no new recently issued accounting standards that will have a material impact on the consolidated financial position, statements of operations, and cash flows.

COVID-19 Impact on Concentration of Risk

The novel coronavirus (“COVID-19”) pandemic has significantly impacted health and economic conditions throughout the United States and globally, as public concern about becoming ill with the virus has led to the issuance of recommendations and/or mandates from federal, state and local authorities to practice social distancing or self-quarantine. The Company is continually monitoring the outbreak of COVID-19 and the related business and travel restrictions and changes to behavior intended to reduce its spread, and its impact on operations, financial position, cash flows, inventory, supply chains, purchasing trends, customer payments, and the industry in general, in addition to the impact on its employees. We have experienced significant disruptions to our business due to the COVID-19 pandemic and related suggested and mandated social distancing and shelter-in-place orders.

8

HJH LLC, Kanji LLC, and Ramen Aku LLC

Notes to Unaudited Combined Financial Statements

2.	PROPERTY AND EQUIPMENT, NET

March 31	2024	2023

Leasehold Improvement	$865,662	$732,985
Furniture and equipment	844,806	838,121
Total property and equipment	1,710,468	1,571,106
Accumulated depreciation	(612,398)	(417,173)
Total property and equipment, net	$1,098,070	$1,153,933

Total depreciation was $49,360 and $47,715 for the quarters ended March 31, 2024 and 2023, respectively.

3.	LOAN PAYABLES, EIDL

March 31,	2024	2023

April 21, 2022 ($2,000,000) - Jjanga	$1,950,517	$1,987,754
February 9, 2022 ($800,000) - HJH	775,280	791,760
Total loan payables, EIDL	2,725,797	2,779,514
Less - current portion	(33,171)	(34,384)
Total loan payables, EIDL, less current portion	2,692,626	2,745,130

The following table provides future minimum payments as of March 31, 2024:

For the years ended	Amount
2024 (for nine month remaining)	$3,171
2025	49,980
2026	52,336
2027	54,803
2028	57,386
Thereafter	2,508,121

Total	$2,725,797

April 21, 2022 – $2,000,000 – Jjanga

On April 21, 2022, JJanga LLC (the “Jjanga”) executed the standard loan documents required for securing a loan (the “EIDL Loan”) from the SBA under its Economic Injury Disaster Loan (“EIDL”) assistance program in light of the impact of the COVID-19 pandemic on the Jjanga’s business.

Pursuant to that certain Loan Authorization and Agreement (the “SBA Loan Agreement”), Jjanga borrowed an aggregate principal amount of the EIDL Loan of $2,000,000, with proceeds to be used for working capital purposes. Interest accrues at the rate of 4.75% per annum and will accrue only on funds actually advanced from the date of each advance. Installment payments, including principal and interest, are due monthly beginning May 2023 (twelve months from the date of the SBA Loan) in the amount of $10,298. The balance of principal and interest is payable thirty years from the date of the SBA Loan.

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HJH LLC, Kanji LLC, and Ramen Aku LLC

Notes to Unaudited Combined Financial Statements

In connection therewith, Jjanga executed (i) a loan for the benefit of the SBA (the “SBA Loan”), which contains customary events of default and (ii) a Security Agreement, granting the SBA a security interest in all tangible and intangible personal property of Jjanga, which also contains customary events of default (the “SBA Security Agreement”).

February 9, 2022 – $800,000 – HJH LLC

On February 9, 2022, HJH LLC (the “HJH”) executed the standard loan documents required for securing a loan (the “EIDL Loan”) from the SBA under its Economic Injury Disaster Loan (“EIDL”) assistance program in light of the impact of the COVID-19 pandemic on the HJH’s business.

Pursuant to that certain Loan Authorization and Agreement (the “SBA Loan Agreement”), HJH borrowed an aggregate principal amount of the EIDL Loan of $800,000, with proceeds to be used for working capital purposes. Interest accrues at the rate of 4.75% per annum and will accrue only on funds actually advanced from the date of each advance. Installment payments, including principal and interest, are due monthly beginning March 2023 (twelve months from the date of the SBA Loan) in the amount of $4,120. The balance of principal and interest is payable thirty years from the date of the SBA Loan.

In connection therewith, HJH executed (i) a loan for the benefit of the SBA (the “SBA Loan”), which contains customary events of default and (ii) a Security Agreement, granting the SBA a security interest in all tangible and intangible personal property of HJH, which also contains customary events of default (the “SBA Security Agreement”).

4.	COMMITMENTS AND CONTINGENCIES

Commitments

Operating lease right-of-use (“ROU”) assets and liabilities are recognized at commencement date based on the present value of lease payments over the lease term. ROU assets represent our right to use an underlying asset for the lease term and lease liabilities represent our obligation to make lease payments arising from the lease. Generally, the implicit rate of interest in arrangements is not readily determinable and the Company utilizes its incremental borrowing rate in determining the present value of lease payments. The Company’s incremental borrowing rate is a hypothetical rate based on its understanding of what its credit rating would be. The operating lease ROU asset includes any lease payments made and excludes lease incentives. Our variable lease payments primarily consist of maintenance and other operating expenses from our real estate leases. Variable lease payments are excluded from the ROU assets and lease liabilities and are recognized in the period in which the obligation for those payments is incurred. Our lease terms may include options to extend or terminate the lease when it is reasonably certain that we will exercise that option. Lease expense for minimum lease payments is recognized on a straight-line basis over the lease term.

The Company has lease agreements with lease and non-lease components. The Company has elected to account for these lease and non-lease components as a single lease component.

10

HJH LLC, Kanji LLC, and Ramen Aku LLC

Notes to Unaudited Combined Financial Statements

In accordance with ASC 842, the components of lease expense were as follows:

Year ended March 31,	2024	2023
Operating lease expense	$100,345	$93,324
Total lease expense	$100,345	$93,324

In accordance with ASC 842, other information related to leases was as follows:

Year ended December 31,	2024	2023
Operating cash flows from operating leases	$97,497	$92,204
Cash paid for amounts included in the measurement of lease liabilities	$97,497	$92,204

Weighted-average remaining lease term—operating leases		6.4 Years
Weighted-average discount rate—operating leases		7%

In accordance with ASC 842, maturities of operating lease liabilities as of March 31, 2024 were as follows:

Operating
Year ending:	Lease
2024 (9 months remaining)	$226,033
2025	280,047
2026	286,320
2027	292,781
2028	257,485
Thereafter	582,699
Total undiscounted cash flows	$1,925,365

Reconciliation of lease liabilities:
Weighted-average remaining lease terms	6.4 Years
Weighted-average discount rate	7%
Present values	$1,438,039

Lease liabilities—current	201,562
Lease liabilities—long-term	1,236,477
Lease liabilities—total	$1,438,039

Difference between undiscounted and discounted cash flows	$487,326

Contingencies

From time to time, the Company may be involved in certain legal actions and claims arising in the normal course of business. Management is of the opinion that such matters will be resolved without material effect on the Company’s financial condition or results of operations.

5.	SUBSEQUENT EVENTS

The Company evaluated all events or transactions that occurred after December 31, 2023. During this period, the Company did not have any material recognizable subsequent events required to be disclosed other than the following:

●	On June 12, 2024, the Company executed an amended asset purchase agreement with Yoshiharu Global Co, updating the original agreement from November 21, 2023. This amendment allows separate closings for restaurants, effective April 20, 2024. Yoshiharu Global Co. will acquire assets from three restaurants: Jjanga, HJH, and Aku, for $1,800,000 in cash, a $600,000 promissory note, and a $1,200,000 convertible note. Mr. Hwang, the sole member of the three restaurants, will serve as Managing Director under an employment agreement.

11

HJH LLC, Kanji LLC, and Ramen Aku LLC

Notes to Unaudited Combined Financial Statements

Supplementary Schedule I

Unaudited Combining Balance Sheets

As of March 31, 2024 and 2023

	As of March 31, 2024 (Unaudited)
	Jjanga	HJH	AKU	Combined

ASSETS

Current Assets:
Cash	$3,000	$3,000	$3,000	$9,000
Accounts receivable	42,225	16,264	10,363	68,852
Inventories	7,820	2,237	2,728	12,785
Other receivable	-	-	-	-
Total current assets	53,045	21,501	16,091	90,637

Non-Current Assets:
Property and equipment, net	809,628	82,433	206,009	1,098,070
Other assets	10,865	-	10,706	21,571
Operating lease right-of-use asset, net	605,275	18,673	785,340	1,409,288
Total non-current assets	1,425,768	101,106	1,002,055	2,528,929

Total assets	$1,478,813	$122,607	$1,018,146	$2,619,566

LIABILITIES AND MEMBER’S EQUITY

Current Liabilities:
Accounts payable and accrued expenses	$157,909	$54,110	$50,716	$262,735
Bank overdrafts	61,229	35,975	6,010	103,214
Current portion of operating lease liabilities	113,813	19,657	68,092	201,562
Current portion of loan payable, EIDL	33,664	14,620	-	48,284

Total current liabilities	366,615	124,362	124,818	615,795
Operating lease liabilities, less current portion	494,671	-	741,806	1,236,477
Loan payable, EIDL, less current portion	1,916,853	760,660	-	2,677,513
Total liabilities	2,778,139	885,022	866,624	4,529,785

Commitments and contingencies

Member’s equity	2,343,032	668,879	440,957	3,452,868
Retained earnings	(3,642,358)	(1,431,294)	(289,435)	(5,363,087)

Total liabilities and member’s equity	$1,478,813	$122,607	$1,018,146	$2,619,566

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HJH LLC, Kanji LLC, and Ramen Aku LLC

Notes to Unaudited Combined Financial Statements

Supplementary Schedule I

Unaudited Combining Balance Sheets

As of March 31, 2024 and 2023

	As of March 31, 2023 (Unaudited)
	Jjanga	HJH	AKU	Combined

ASSETS

Current Assets:
Cash	$240,444	$190,867	$122,794	$554,105
Accounts receivable	21,154	9,702	5,254	36,110
Inventories	15,744	5,915	4,222	25,881
Total current assets	277,342	206,484	132,270	616,096

Non-Current Assets:
Property and equipment, net	810,394	110,337	233,202	1,153,933
Other assets	1,200	-	19,774	20,974
Operating lease right-of-use asset, net	72,432	126,033	856,937	1,055,402
Total non-current assets	884,026	236,370	1,109,913	2,230,309

Total assets	$1,161,368	$442,854	$1,242,183	$2,846,405

LIABILITIES AND MEMBER’S EQUITY

Current Liabilities:
Accounts payable and accrued expenses	$57,699	$98,100	$32,399	$188,198
Current portion of operating lease liabilities	75,283	112,756	60,720	248,759
Current portion of loan payable, EIDL	32,105	14,005	-	46,110

Total current liabilities	165,087	224,861	93,119	483,067
Operating lease liabilities, less current portion	-	19,657	809,898	829,555
Loan payable, EIDL, less current portion	1,955,649	777,755	-	2,733,404
Total liabilities	2,120,736	1,022,273	903,017	4,046,026

Commitments and contingencies

Member’s equity	355,849	469,851	293,290	1,118,990
Retained earnings	(1,315,217)	(1,049,270)	45,876	(2,318,611)

Total liabilities and member’s equity	$1,161,368	$442,854	$1,242,183	$2,846,405

13

HJH LLC, Kanji LLC, and Ramen Aku LLC

Notes to Unaudited Combined Financial Statements

Supplementary Schedule I

Unaudited Combining Statements of Operations

Three Months Ended March 31, 2024 and 2023

	Three Months Ended March 31, 2024 (Unaudited)
	Jjanga	HJH	AKU	Combined

Revenue:
Food and beverage	$782,424	$296,864	$274,254	$1,353,542
Total revenue	782,424	296,864	274,254	1,353,542

Restaurant operating expenses:
Food, beverages and supplies	267,164	38,977	80,654	386,795
Labor	381,591	230,344	115,770	727,705
Rent and utilities	51,244	45,052	32,854	129,150
Delivery and service fees	16,704	6,039	-	22,743
Depreciation	35,383	6,909	6,798	49,090
Total restaurant operating expenses	752,086	327,321	236,076	1,315,483

Net restaurant operating income	30,338	(30,457)	38,178	38,059

Operating expenses:
General and administrative	27,583	15,286	25,701	68,570
Advertising and marketing	20,563	-	-	20,563
Total operating expenses	48,146	15,286	25,701	89,133

Income (loss) from operations	(17,808)	(45,743)	12,477	(51,074)

Other expense:
Interest	(30,894)	-	-	(30,894)
Total other expense	(30,894)	-	-

Income (loss) before income taxes	(48,702)	(45,743)	12,477	(81,968)

Income tax provision	-	-	-	-

Net income (loss)	$(48,702)	$(45,743)	$12,477	$(81,968)

14

HJH LLC, Kanji LLC, and Ramen Aku LLC

Notes to Unaudited Combined Financial Statements

Supplementary Schedule II

Unaudited Combining Statements of Operations

Three Months Ended March 31, 2024 and 2023

	As of March 31, 2023 (Unaudited)
	Jjanga	HJH	AKU	Combined

Revenue:
Food and beverage	$790,428	$312,304	$319,404	$1,422,136
Total revenue	790,428	312,304	319,404	1,422,136

Restaurant operating expenses:
Food, beverages and supplies	263,413	56,215	56,053	375,681
Labor	270,713	248,062	66,567	585,342
Rent and utilities	31,488	38,511	33,924	103,923
Delivery and service fees	12,546	11,527	-	24,073
Depreciation	34,008	6,909	6,798	47,715
Total restaurant operating expenses	612,168	361,224	163,342	1,136,734

Net restaurant operating income	178,260	(48,920)	156,062	285,402
	23%
Operating expenses:
General and administrative	29,306	27,957	32,049	89,312
Advertising and marketing	409	-	-	409
Total operating expenses	29,715	27,957	32,049	89,721

Income (loss) from operations	148,545	(76,877)	124,013	195,681

Other expense:
Interest	(18,648)	-	-	(18,648)
Total other expense	(18,648)	-	-

Income (loss) before income taxes	129,897	(76,877)	124,013	177,033

Income tax provision	-	-	-	-

Net income (loss)	$129,897	$(76,877)	$124,013	$177,033

15

HJH LLC, Kanji LLC, and Ramen Aku LLC

Notes to Unaudited Combined Financial Statements

Supplementary Schedule III

Unaudited Combining Statements of Cash Flows

Three Months Ended March 31, 2024 and 2023

	Three Months Ended March 31, 2024 (Unaudited)
	Jjanga	HJH	AKU	Combined

Cash flows from operating activities:
Net income (loss)	$(48,702)	$(45,743)	$12,477	$(81,968)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	35,383	7,179	6,798	49,360
Changes in assets and liabilities:
Accounts receivable	6,607	1,986	3,304	11,897
Inventory	3,976	3,156	3,507	10,639
Other assets	(9,665)	-	(10,706)	(20,371)
Accounts payable and accrued expenses	(17,085)	(40,299)	(15,706)	(73,090)
Net cash used in operating activities	(29,486)	(73,721)	(326)	(103,533)

Cash flows from investing activities:
Purchases of property and equipment	(1,930)	-	-	(1,930)
Net cash used in investing activities	(1,930)			(1,930)

Cash flows from financing activities:
Bank overdrafts	11,316	(11)	6,010	17,315
Member’s contribution	171,799	199,028	36,350	407,177
Member’s distribution	(151,699)	(125,296)	(78,666)	(355,661)
Net cash provided by (used in) financing activities	31,416	73,721	(36,306)	68,831

Net (decrease) increase in cash	-	-	(36,632)	(36,632)

Cash – beginning of period	-	3,000	39,632	42,632

Cash – end of period	$-	$3,000	$3,000	$6,000

Supplemental disclosures of cash flow information
Cash paid during the periods for:
Interest	$30,894		$-	$30,894
Income taxes	$-		$-	$-

16

HJH LLC, Kanji LLC, and Ramen Aku LLC

Notes to Unaudited Combined Financial Statements

Supplementary Schedule III

Unaudited Combining Statements of Cash Flows

Three Months Ended March 31, 2024 and 2023

	As of March 31, 2023 (Unaudited)
	Jjanga	HJH	AKU	Combined

Cash flows from operating activities:
Net income (loss)	$129,897	$(76,877)	$124,013	$177,033
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	34,008	6,909	6,798	47,715
Changes in assets and liabilities:
Accounts receivable	26,058	9,719	4,180	39,957
Inventory	(7,166)	766	3,208	(3,192)
Other assets	-	-	(19,774)	(19,774)
Accounts payable and accrued expenses	(132,991)	31,401	13,759	(87,831)
Net cash provided by (used in) operating activities	49,806	(28,082)	132,184	153,908

Cash flows from investing activities:
Purchases of property and equipment	(4,756)	-	-	(4,756)
Net cash used in investing activities	(4,756)	-	-	(4,756)

Cash flows from financing activities:
Member’s contribution	97,900	322,605	(21,560)	398,945
Member’s distribution	(101,359)	(261,571)	(52,479)	(415,409)
Repayment of EIDL loan	(12,246)	(8,240)	-	(20,486)
Net cash provided (used in) financing activities	(15,705)	52,794	(74,039)	(36,950)

Net (decrease) increase in cash	29,345	24,712	58,145	112,202

Cash – beginning of period	-	166,155	64,649	230,804

Cash – end of period	$29,345	$190,867	$122,794	$343,006

Supplemental disclosures of cash flow information
Cash paid during the periods for:
Interest	$18,648		$-	$18,648
Income taxes	$-		$-	$-

17